UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS
(Exact name of registrant as specified in charter)

726 Lake Street

San Francisco,  CA                                     94118

(Address of principal executive offices)                               (Zip code)

Kevin C. O’Boyle

Presidio Fund

726 Lake Street

San Francisco, CA 94118

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 751-0950

Date of fiscal year end: April 30

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Presidio Fund

Semi-Annual Report

October 31, 2006

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

November 20, 2006

Dear Shareholder:

This semi-annual shareholder report covers the six month period ended October 31, 2006. Please note that Presidio Fund will not make any dividend or capital gains distributions in 2006. The earliest time at which the first distribution may occur is now late June 2007.

Performance

Presidio Fund's net asset value on October 31, 2006 was $13.25, representing a 32.50% cumulative return since inception on May 3, 2005. The Fund generated a 20.66% compounded annual return since inception, compared to 15.35% for the Dow Jones Wilshire 5000 index. At period end, 88.48% of the Fund's assets were invested in equities, 11.52% in net cash*. Total net assets amounted to $47,666,852.

At October 31 2006, the weighted-average market capitalization of the Fund's equity investments approximated $9.80 billion, while the median market capitalization approximated $925 million. Large cap stocks (>$10 billion market capitalization) comprised approximately 14.1% of Fund assets, mid-cap stocks 26.8% ($1.5 billion - $10 billion market capitalization), and small-cap stocks (<$1.5 billion market capitalization) 47.6%.

This period saw a marked divergence in market performance between halves. The Dow Jones Wilshire 5000 index declined almost 6.27% from the beginning of May through July 17, before rallying 11.99% through the end of October. After a very strong start in 2006, the Russell 2000 index declined 11.14% during the early summer downturn, before rallying to recoup all of its losses by the end of the period. Presidio Fund's net asset value declined 11.00% during the market downturn, before rallying 14.52% through October 31, 2006. For the six-month period, Presidio Fund generated a return of 1.92%, compared to 4.97% for the Dow Jones Wilshire 5000 index and 0.90% for the Russell 2000.

Presidio Fund's weak performance relative to the Dow Jones Wilshire 5000 index during the market's early summer downturn resulted primarily from two factors. First, small capitalization stocks were hit harder than mid-cap and large-cap stocks, as reflected in the Russell 2000 index performance during the downturn. The Fund currently has a larger weighting of small-cap stocks in its portfolio than does the Dow Jones Wilshire 5000 index. Second, Presidio Fund experienced an unusually high number of disappointing earnings reports from portfolio companies during the calendar second quarter earnings report season. The Fund's strong relative performance during the recent market rally reflected generally strong calendar third quarter earnings reports from our portfolio companies and the announced acquisition of American Power Conversion.

The recent market strength appears to be the result of the Federal Reserve's decision to stop raising interest rates in August and an extraordinarily high level of merger and acquisition activity at premium valuations. Investors were particularly excited by the announcement of the private equity buyout of FreeScale Semiconductor in early September. FreeScale Semiconductor, spun out from Motorola three years ago, is a cyclical company whose fortunes are tied to both general consumer spending levels and to the volatile semiconductor industry. This announcement appeared to signal that cash-rich private equity firms are now willing to invest in, and apply debt to the balance sheets of, highly cyclical businesses.

It should be noted that while the recent earnings reports of Presidio Fund portfolio companies were favorable, calendar third quarter earnings reports overall were mixed. Weakness was evident in a number of sectors such as housing and related, autos, certain financial

* Net cash represents cash equivalents and other assets

less liabilities.

2006 Semi-Annual Report 1

services companies, large general merchandise retailers, and certain segments of the technology sector. Notwithstanding the Fed pause and increased merger and acquisition activity, it is not clear that business fundamentals warrant recent investor exuberance.

Investment Highlights

Presidio Fund's investments in the media, consumer products, and healthcare sectors generated the best returns during the period. The value of News Corporation Class A, our lone media investment, increased 21.5% during the period. New portfolio addition Helen of Troy led the gains in consumer products, assisted by a strong rebound for Playtex Products. Healthcare gains were driven by strong performances by Omnicell and Zoll Medical. In addition to the announced acquisition of American Power Conversion, the Fund's return was bolstered by the announced acquisition of Advo and the completed acquisition of Reynolds & Reynolds.

The Fund's worst performing investments were in the basic materials, capital goods, and retail sectors. Problems in these sectors manifested themselves during the second calendar quarter earnings season. Business developments at International Coal Group, Modtech, and 1-800 Flowers.com were very disappointing. These investment positions were sold or significantly reduced due to serious concerns that the respective investment theses will not materialize. Retail sector performance was also hurt by the disappointing business performance of two small speculative retail holdings which have been sold, and by the Fund's untimely sale of Ross Stores from the portfolio. Ross Stores was sold after unexpectedly weak July sales results due to concern that a prolonged consumer spending slowdown would negatively impact the company's future results.

To put these highlights and lowlights into context, the Fund's performance would have been approximately 175 basis points higher for the period if both the favorable portfolio company buy-outs and "the second quarter mistakes" had not occurred.

Investment Approach

The previous discussion presents a very good segue into the topic of selling. There are three general criteria for selling investments out of the Fund. First, an investment is sold if the original investment thesis has played itself out, and the stock no longer presents very attractive opportunities for future gains. Second, we frequently sell an investment when the business fundamentals stop improving or start deteriorating, especially if the stock's valuation is not compelling. Finally, a stock is sold if the investment thesis fails to develop and I lose conviction that the thesis will materialize in a timely manner.

Many of our sales this period reflected the third scenario for selling. So the logical question to ask is what causes a loss of conviction in an investment thesis? Common occurrences that precipitate this scenario include voluntary executive departures; development of new operational problems previously unmentioned, especially if management does not have a proven track record; deteriorating conditions in the company's market environment; and consistent management failures to achieve articulated milestones set for itself. A series of occurrences like these typically takes three or more quarters to transpire. The more successful the track record of the management team, the more confidence I will have that the thesis will ultimately work out. And if the company has a very strong balance sheet and an extremely cheap valuation, I am also likely to be more patient.

2006 Semi-Annual Report 2

Conclusion

Fund performance was mixed this period. However, we retain a high degree of confidence in Presidio Fund's investment strategy, which was outlined in the first two shareholder reports. The benefits of this approach have been reflected in both the Fund's performance since inception and in the second half of the six-month period ended October 31, 2006.

In closing, we would like to extend a warm welcome to new Fund shareholders, and thank continuing shareholders for your continued support and trust.

Sincerely,

/s/ Kevin O'Boyle

Kevin O'Boyle

President

2006 Semi-Annual Report 3

Presidio Fund

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

October 31, 2006 NAV $13.25

AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED OCTOBER 31, 2006.

Since

     1 Year(A)                    Inception(A)

Presidio Fund

     19.15%                    20.66%

Dow Jones Wilshire 5000 Index(B)

                                         16.54%                   15.35%

(A) 1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Presidio Fund was May 3, 2005.

(B) The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity   securities with readily available price data.  Over 5,000 capitalization weighted security returns are used to adjust the index.  The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.  TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2006 Semi-Annual Report 4

Availability of Quarterly Schedule of Investments  (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines  (Unaudited)

KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights   associated with the securities held by the Fund.  A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example  (Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on April 30, 2006 and held through October 31, 2006.

The first line of the table below provides information about actual account values and   actual expenses. In order to estimate the expenses a shareholder paid during the period    covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds'   shareholder reports.

                                                                                                                             Expenses Paid

                                                          Beginning                    Ending                     During the Period*

                                                      Account Value           Account Value                April 30, 2006 to

                                           April 30, 2006         October 31, 2006              October 31, 2006

Actual                                    $1,000.00                   $1,019.23                           $7.63

Hypothetical                           $1,000.00                   $1,017.64                           $7.63

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2006 Semi-Annual Report  5

Presidio Fund

		Schedule of Investments
		October 31, 2006 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Agriculture
47,100	UAP Holding Corp.	$ 1,178,913	2.47%

Basic Materials
20,900	Newmont Mining Corp.	946,143	1.99%

Business Services
37,700	Aftermarket Technology Corp. *	708,383
18,200	Cardinal Health Inc.	1,191,190
40,400	First Data Corp.	979,700
26,500	FTI Consulting Inc.*	752,865
83,300	IKON Office Solutions Inc.	1,242,003
20,700	Keystone Automotive Industries Inc.*	796,122
		5,670,263	11.90%

Capital Goods
47,400	FARO Technologies Inc. *	902,496
42,200	Modtech Holdings Inc. *	214,798
		1,117,294	2.34%

Consumer Products
17,600	Cooper Companies Inc.	1,014,288
54,400	Helen of Troy Ltd. *	1,338,784
42,800	Inter Parfums Inc.	840,164
36,200	Newell Rubbermaid Inc.	1,041,836
94,500	Playtex Products Inc.*	1,317,330
34,300	Treehouse Foods Inc. *	869,848
		6,422,250	13.47%

Energy
24,500	Ensco International Inc.	1,199,765
39,600	Willbros Group Inc. *	607,860
		1,807,625	3.79%

Healthcare - Biotechnology
18,900	MedImmune Inc. *	605,556	1.27%

Healthcare - Capital Equipment
34,800	Abaxis Inc. *	698,088
84,600	Cardiac Science Corp. *	742,788
71,500	Digirad Corp. *	266,695
56,500	Omnicell Inc. *	1,058,245
25,400	ZOLL Medical Corp. *	982,980
		3,748,796	7.87%

Healthcare Products
25,000	Boston Scientific Corp. *	397,750
23,100	Kensey Nash Corp. *	702,471
9,000	KOS Pharmaceuticals Inc. *	447,750
		1,547,971	3.25%

Healthcare Services
16,000	Omnicare Inc. *	606,080	1.27%

Industrial Products
27,900	Neenah Paper Inc.	1,027,557
15,500	Rogers Corp. *	1,084,535
22,500	Zebra Technologies Corp. CL A *	838,575
		2,950,667	6.19%

Information Technology Service
71,000	Bearingpoint Inc. *	591,430
43,400	Electronic Data Systems Corp.	1,099,322
		1,690,752	3.55%

Insurance and Insurance Brokers
32,000	Marsh & Mclennan Companies Inc.	942,080
30,700	U.S.I. Holdings Corp. *	489,051
		1,431,131	3.00%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  6

Presidio Fund

	Schedule of Investments
	October 31, 2006 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Media
52,200	News Corp. CL A	$ 1,088,370	2.28%

Retail
44,600	Casual Male Retail Group Inc. *	660,526
23,800	Family Dollar Stores Inc.	700,910
31,500	Rent-A-Center Inc. *	905,940
		2,267,376	4.76%

Software
81,100	Callidus Software Inc. *	463,892
44,700	Compuware Corp. *	359,388
18,100	SPSS Inc. *	500,827
		1,324,107	2.78%

Technology
45,000	American Power Conversion Corp.	1,360,350
19,600	Entegris Inc. *	219,716
112,900	Leadis Technology Inc. *	519,340
26,800	Macrovision Corp. *	713,148
99,700	NetScout Systems Inc. *	806,573
44,500	Power Integrations Inc. *	976,330
90,600	Synplicity Inc. *	593,430
		5,188,887	10.89%

Telecommunications Equipment
31,500	ADTRAN Inc.	728,910
17,700	EMS Technologies Inc.*	323,025
60,700	Spectralink Corp. *	560,261
		1,612,196	3.38%

Total Common Stocks (Cost $35,194,367)		41,204,377	86.45%

Exchange Traded Funds
16,100	streetTRACKS Gold Shares * (Cost - $819,927)	969,864	2.03%

Cash Equivalents
6,964,651	First American Treasury Obligation Cl Y 4.87%**	6,964,651	14.61%
	(Cost - $6,964,651)

	Total Investments	49,138,892	103.09%
	(Cost - $42,978,945)

	Liabilities in Excess of Other Assets	(1,472,040)	-3.09%

	Net Assets	$ 47,666,852	100.00%

*Non-Income Producing Securities.

** Variable rate security; the coupon rate shown

represents the rate at October 31, 2006.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report 7

Presidio Fund

Statement of Assets and Liabilities (Unaudited)
October 31, 2006

Assets:
Investment Securities at Market Value	$ 49,138,892
(Identified Cost - $42,978,945)
Cash	228,072
Receivables:
Receivables for Securities Sold	1,100,000
Receivables for Fund Shares Sold	58,854
Dividends and Interest	39,969
Total Assets	50,565,787
Liabilities
Administrative Fees Payable	19,659
Management Fees Payable	39,318
Payable for Securities Purchased	2,839,958
Total Liabilities	2,898,935
Net Assets	$ 47,666,852
Net Assets Consist of:
Paid In Capital	$ 42,022,431
Accumulated Undistributed Net Investment Income (Loss)	(68,341)
Realized Gain (Loss) on Investments - Net	(447,184)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	6,159,946
Net Assets, for 3,597,536 Shares Outstanding	$ 47,666,852
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($47,666,852/3,597,536 shares)	$ 13.25

Statement of Operations (Unaudited)
For the six month period ended October 31, 2006

Investment Income:
Dividends	$ 94,521
Interest	138,983
Total Investment Income	233,504
Expenses:
Administrative Fees	100,615
Management Fees (Note 3)	201,230
Total Expenses	301,845

Net Investment Loss	(68,341)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(381,232)
Net Change In Unrealized Appreciation on Investments	1,775,468
Net Realized and Unrealized Gain (Loss) on Investments	1,394,236

Net Increase in Net Assets Resulting from Operations	$ 1,325,895

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  8

Presidio Fund

Statements of Changes in Net Assets	(Unaudited)
	5/1/2006		5/3/2005*
	to		to
	10/31/2006		4/30/2006
From Operations:
Net Investment Income (Loss)	$ (68,341)		$ (92,547)
Net Realized Gain (Loss) on Investments	(381,232)		(65,952)
Net Change In Unrealized Appreciation	1,775,468		4,384,478
Increase in Net Assets Resulting from Operations	1,325,895		4,225,979

Distributions to Shareholders	0		0

Capital Share Transactions:
Proceeds From Sale of Shares	12,532,281		32,537,603
Shares Issued on Reinvestment of Dividends	0		0
Cost of Shares Redeemed	(2,418,769)		(636,137)
Net Increase from Shareholder Activity	10,113,512		31,901,466

Net Increase in Net Assets	11,439,407		36,127,445

Net Assets at Beginning of Period	36,227,445		100,000
Net Assets at End of Period	$ 47,666,852		$ 36,227,445

Share Transactions:
Issued	1,010,637		2,829,617
Reinvested	0		0
Redeemed	(199,808)		(52,910)
Net increase in shares	810,829		2,776,707
Shares outstanding beginning of period	2,786,707		10,000
Shares outstanding end of period	3,597,536		2,786,707

Financial Highlights	(Unaudited)
Selected data for a share of capital stock outstanding throughout the period:	5/1/2006		5/3/2005*
	to		to
	10/31/2006		4/30/2006
Net Asset Value -
Beginning of Period	$ 13.00		$ 10.00
Net Investment Income/(Loss) ***	(0.02)		(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	0.27		3.07
Total from Investment Operations	0.25		3.00

Less Distributions	0.00		0.00

Net Asset Value -
End of Period	$ 13.25		$ 13.00
Total Return ****	1.92%		30.00%

Ratios/Supplemental Data

Net Assets - End of Period (Thousands)	47,667		36,227

Ratio of Expenses to Average Net Assets	1.50%	**	1.50%	**
Ratio of Net Income to Average Net Assets	-0.34%	**	-0.59%	**

Portfolio Turnover Rate	35.54%		29.50%

* Commencement of investment operations.
** Annualized
*** Per share amounts were calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and is not annualized.

The accompanying notes are an integral part of these

financial statements.

2006 Semi-Annual Report  9

NOTES TO FINANCIAL STATEMENTS

PRESIDIO FUND

OCTOBER 31, 2006
(UNAUDITED)

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management   investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005.  The Fund’s investment adviser is KCO Investments, Inc.,  (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other   pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each   individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

FOREIGN CURRENCY:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

2006 Semi-Annual Report  10

Notes to the Financial Statements (Unaudited) - continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security.  When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING:  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS:  The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors.  The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral.  The Fund continues to receive interest or dividends on the securities loaned.  The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest.  Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.  The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

2006 Semi-Annual Report  11

Notes to the Financial Statements (Unaudited) - continued

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, the positions have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

RECLASSIFICATIONS:  In accordance with SOP - 93-2, the Fund has recorded a reclassification in the capital account. As of April 30, 2006, the Fund has recorded a permanent book/tax difference of $92,547 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and     disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the “Management Agreement”) to furnish investment advisory and management services to the Fund. Kevin O'Boyle is the sole shareholder of the Adviser.  The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Fund also has a services agreement with the Adviser (the “Services Agreement”) to furnish administrative and supervisory services to the Fund.  The Adviser, at its own expense and without reimbursement from the Trust, pays all operating expenses of the Fund, with the exception of management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. Under the Services Agreement the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50%.  For the six month period ended October 31, 2006, the Adviser earned management fees totaling $201,230, of which $39,318 was still due to the Adviser at October 31, 2006.  For the same period the Adviser earned administrative fees of $100,615, of which $19,659 was still due to the Adviser at October 31, 2006.

4.) INVESTMENT TRANSACTIONS

For the six month period ended October 31, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $20,385,086 and $12,415,972 respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At October 31, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation                 (Depreciation)

                     Net Appreciation (Depreciation)

 $6,553,032                    ($393,085)                                             $6,159,947

2006 Semi-Annual Report  12

Notes to the Financial Statements (Unaudited) – continued

For Federal income tax purposes, the cost of investments, including short-term investments, owned at October 31, 2006 was $42,978,945. There was no difference between book cost and tax cost.

5.) TAX MATTERS

The Fund did not pay a dividend distribution for the six month period ended October 31, 2006.

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and services fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $3,000 in Trustees fees from the Adviser through October 31, 2006.

2006 Semi-Annual Report 13

Board of Trustees

Eric Gonzales

John McGrath

Kevin O’Boyle

Eric Sussman

Investment Adviser

KCO Investments, Inc.

Counsel

Thompson Hine LLP

Custodian

U.S. Bank, NA

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Fund Administrator

Premier Fund Solutions, Inc.

Independent Auditors

Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund.  This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

PRESIDIO FUNDS

1-800-595-3166

www.presidiofunds.com

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:              01/06/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

President

Date:              01/06/07

By: /s/ Kevin C. O’Boyle

Kevin C. O’Boyle

Chief Financial Officer

Date:              01/06/07